UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 30, 2017

FBEC WORLDWIDE, INC.

(Exact Name of Registrant as Specified in its Charter)

Wyoming	000-52297	47-3855542
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9732 Santa Monica Blvd.

Beverly Hills, Ca. 90210

(Address of principal executive offices)

1621 Central Ave., Cheyenne, WY 82001

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Registered Public Accounting Firm.

On October 30, 2017, we dismissed Pinaki & Associates, LLC (“Pinaki”) as our auditor. On November 1, 2017 (November 1, 2017 8-K), we filed a Form 8-K, which stated the following:

“We dismissed Pinaki as our auditor because on October 26, 2017, the Public Company Accounting Board (“PCAOB”), took the following actions against Pinaki: (a) censured Pinaki; (b) revoked the PCAOB registration of Pinaki; (c) censured Pinaki Mohapatra, the managing partner/sole owner of Panaki; and (d) barred Panaki Mohapatra from being associated with a registered public accounting firm.

The audit reports of Pinaki on our consolidated financial statements as of and for the year ended December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal year ended December 31, 2016, and through November 1, 2017, there were no: (i) disagreements with Pinaki on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Pinaki’s satisfaction, would have caused Pinaki to make reference to the subject matter thereof in its reports for such years; or (ii) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K. The reports, however, did contain a going concern qualification.”

We provided Pinaki with a copy of the disclosures in the November 1, 2017 Form 8-K and Pinaki provided us with a letter addressed to the Securities and Exchange Commission stating that it agrees with the disclosures, which letter was filed as an exhibit subsequent to the November 1, 2017 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On January 9, 2018, we engaged Fruci & Associates II, PLLC_ (“Fruci”) as our independent registered public accounting firm for the fiscal years ending December 31, 2016 and December 31, 2017. During the two most recent fiscal years ended December 31, 2016 and December 31, 2017 and during the subsequent interim period from January 1, 2018 through the date of this report, neither we nor anyone on our behalf consulted with Fruci regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FBEC Worldwide, Inc.

By:	/s/ Jeffrey Greene
Jeffrey Greene Chief Executive Officer

Date:  January 10, 2018